Exhibit 10.2
August 11, 2021

Michael Weening                    (VIA EMAIL AND DOCUSIGN)
President and COO
Calix, Inc.
(michael.weening@calix.com)

Re:    Second Amendment to Letter Agreement for Relocation Allowance (“Second Amendment”)

Dear Michael:

This Second Amendment amends the Letter Agreement dated November 27, 2019, between Calix, Inc. (the “Company”) and you, as previously amended (the “Letter Agreement”). Capitalized terms not defined herein have the meaning ascribed in the Letter Agreement.

The Letter Agreement is hereby amended to provide:

1.The Relocation Date shall be extended to two (2) years from the date of this letter, or August 11, 2023.

2.The Relocation Condition shall be considered met by your purchase of and relocation to a residence in the general vicinity of the Company’s offices in San Jose, California.

Except as expressly amended herein, the Letter Agreement remains in full force and effect in accordance with its terms.

Please countersign below to acknowledge and accept this Second Amendment.

    Very truly yours,

/s/ Carl Russo
    Calix, Inc.
    By: Carl Russo
    Title: Chairman and CEO

ACKNOWLEDGED AND AGREED:

/s/ Michael Weening
Michael Weening
2777 Orchard Parkway
San Jose, CA 95134
www.calix.com